UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 3, 2004


                        Commission File Number 000-29743
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                       Internal Hydro International, Inc.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Nevada                                            88-0409143
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                          Identification Number)


            607 W. MARTIN LUTHER KING Jr. Blvd., TAMPA, FLORIDA 33603
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 231-7122
                                ----------------
                (Registrant's Executive Office Telephone Number)

Section 7 - Regulation FD Disclosure

     Item 7.01 Regulation FD Disclosure

The Company distributed a press release on or about November 3, 2004, which may be deemed to contain material non-public information regarding the Registrant specifically relating to the execution of a contract with New Impact , Inc. The Press Release stated that the Company and New Impact, LLC, a privately-held Arizona based Company, have entered into a contract for the purchase of energy units from IHDR, with follow on rights for distribution and use of IHDR's technology. The initial phase of the contract calls for IHDR to supply ten units at a purchase price of $500,000.00 for use in New Impact's water treatment facilities and other areas. A copy of the release is attached hereto as an exhibit.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Internal Hydro International, Inc.


                             /s/ Craig A. Huffman
Date: November 5, 2004       ---------------------------------------
                                  Craig A. Huffman President